UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2024 (June 27, 2024)
TRACTOR SUPPLY COMPANY
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-23314	13-3139732
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5401 Virginia Way, Brentwood, Tennessee 37027
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (615) 440-4000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[☐] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[☐] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[☐] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[☐] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.008 par value	TSCO	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 ((§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [☐]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [☐]

Item 8.01 Other Events.

On June 27, 2024, Tractor Supply Company (the “Company”) issued the below statement.

"For more than 85 years, Tractor Supply has been focused on one thing…serving Life Out Here. Every day our 50,000 Team Members take care of our customers like family. We deeply value our relationship with our customers and the communities we call home.

We are passionate about being good neighbors in our hometowns because without you, we would not be what we are. It is imperative to us that our customers’ hard-earned dollars are taking care of our Team Members and the communities we all love. As you supported us, we have invested millions of dollars in veteran causes, emergency response, animal shelters, state fairs, rodeos and farmers markets. We have also invested in the future of rural America. We are the largest supporter of FFA and have longstanding relationships with 4-H and other educational organizations.

We work hard to live up to our Mission and Values every day and represent the values of the communities and customers we serve. We have heard from customers that we have disappointed them. We have taken this feedback to heart.

Going forward, we will ensure our activities and giving tie directly to our business. For instance, this means we will:
1No longer submit data to the Human Rights Campaign
2Refocus our Team Member Engagement Groups on mentoring, networking and supporting the business
3Further focus on rural America priorities including ag education, animal welfare, veteran causes and being a good neighbor and stop sponsoring nonbusiness activities like pride festivals and voting campaigns
4Eliminate DEI roles and retire our current DEI goals while still ensuring a respectful environment
5Withdraw our carbon emission goals and focus on our land and water conservation efforts

We will continue to listen to our customers and Team Members. Your trust and confidence in us are of the utmost importance, and we don’t take that lightly.

As we look forward to celebrating our nation’s independence, we also celebrate our more than 50,000 team members across 2,250 stores. Rural communities are the backbone of our nation and what make America great. We are honored to be a part of them.

We are always here and ready to serve you and your family with our legendary service for the life you love. See you in the stores."

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tractor Supply Company

June 28, 2024	By:	/s/ Kurt D. Barton
Name: Kurt D. Barton
Title: Executive Vice President - Chief Financial Officer and Treasurer